SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 28, 2007

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.
GE Money Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

57-1173164 (RFS Holding, L.L.C.)
20-0268039 (GE Capital Credit Card Card
333-130030	Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road, Building B, 3rd Floor, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(203) 585-6669
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Series 2007-1, Class A Asset Backed Notes, Series 2007-1, Class B Asset Backed Notes and Series 2007-1, Class C Asset Backed Notes (collectively, the “Notes”) by GE Capital Credit Card Master Note Trust, described in the Prospectus dated March 20, 2007 and the Prospectus Supplement dated March 23, 2007.

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Not applicable

(d)   Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as depositor

Dated: March 28, 2007	By:	/s/ Russell Walsh
Name: Russell Walsh
Title: Vice President

INDEX TO EXHIBITS

Exhibit
No.	Document Description

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters